UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

GP INVESTMENTSACQUISITION CORP.
(Name of Registrant as Specified in Its Charter)

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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GP INVESTMENTS ACQUISITION CORP.
A Cayman Islands Exempted Company
(Company Number 295988)
150 E. 52nd Street, Suite 5003
New York, New York 10022

SUPPLEMENT TO THE DEFINITIVE PROXY STATEMENT
FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 23, 2017

TO THE SHAREHOLDERS OF GP INVESTMENTS ACQUISITION CORP.:

On April 24, 2017, GP Investments Acquisition Corp., a Cayman Islands exempted company (the “Company” or “GPIAC”) filed with the Securities and Exchange Commission (the “SEC”) and mailed to its shareholders a definitive proxy statement (“Proxy Statement”) with respect to an extraordinary general meeting of shareholders of the Company (the “Extraordinary General Meeting”) to be held at 2:00 p.m., Eastern Time, on May 23, 2017 at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, located at 4 Times Square, New York, NY 10036. As previously disclosed, shareholders of record as of the close of business on April 24, 2017 (the “Record Date”) are entitled to attend and vote at the Extraordinary General Meeting.

At the Extraordinary General Meeting, shareholders of the Company are being asked to consider and vote upon the following proposals, as more fully described in the Proxy Statement:

•	a proposal to amend the Company’s amended and restated memorandum and articles of association, in the form set forth in Annex A to the Proxy Statement (the “Extension Amendment Proposal”), to extend the date by which the Company must (i) consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities (a “business combination”), (ii) cease its operations if it fails to complete such business combination, and (iii) redeem all of the Company’s ordinary shares included as part of the units sold in the Company’s initial public offering that was consummated on May 26, 2015 (the “IPO”), from May 26, 2017 to November 27, 2017 (which we refer to as the “Extension”, and such later date, the “Extended Date”);

•	a proposal to amend the Investment Management Trust Agreement (“Trust Agreement”), dated May 19, 2015, by and between the Company and Continental Stock Transfer & Trust Company (“Continental”), in the form set forth in Annex B to the Proxy Statement, to extend the date on which Continental must liquidate the trust account (the “Trust Account”) established in connection with our IPO if the Company has not completed an initial business combination, from May 26, 2017 to November 27, 2017, and to permit the withdrawal of funds from the Trust Account to pay shareholders who properly exercise their redemption rights in connection with the Extension Amendment (the “Trust Amendment Proposal”); and

•	a proposal to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or the Trust Amendment Proposal (the “Adjournment Proposal”). The Adjournment Proposal will only be presented at the Extraordinary General Meeting if there are not sufficient votes to approve the Extension Amendment Proposal or the Trust Amendment Proposal.

Each of the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal (together, the “Proposals”) is more fully described in the Proxy Statement.

SUPPLEMENT TO THE DEFINITIVE PROXY STATEMENT

This supplement to the definitive proxy statement (the “Supplemental Proxy Statement”) supplements the Proxy Statement, dated April 24, 2017, which was first mailed to shareholders of the Company on or about April 24, 2017. The purpose of this Supplemental Proxy Statement is to provide shareholders of the Company with certain information regarding:

(i)	a proposed business combination transaction with Rimini Street, Inc., a leading independent provider of third-party enterprise maintenance support (see “Proposed Business Combination” below); and

(ii)	certain supplemental disclosure regarding the absence of withholding tax in certain situations (see “Supplement to United States Federal Income Tax Considerations for Shareholders Exercising Redemption Rights” below).

You are not being asked to vote on the Proposed Business Combination (as defined below) at this time. If the Extension is implemented and you do not elect to redeem your public shares (as described in the Proxy Statement), you will retain the right to vote on the Proposed Business Combination when this is submitted to shareholders of the Company.

In connection with the Proposed Business Combination, in due course, the Company expects to file a registration statement on Form S-4 with the U.S. Securities and Exchange Commission containing a preliminary joint proxy statement of the Company and Rimini Street that also constitutes a preliminary prospectus of the Company. After the registration statement is declared effective, the Company and Rimini Street will mail a definitive Joint Proxy Statement/Prospectus to shareholders of the Company and stockholders of Rimini Street. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND THIS SUPPLEMENTAL PROXY STATEMENT, THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. (See “IMPORTANT INFORMATION FOR INVESTORS AND SHAREHOLDERS AND WHERE TO FIND IT” below).

PROPOSED BUSINESS COMBINATION

On May 16, 2017, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Let’s Go Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of GPIAC (“Merger Sub”), Rimini Street, Inc., a Nevada corporation (“Rimini Street”), and the Holder Representative named therein relating to a proposed business combination between the Company and Rimini Street (the “Proposed Business Combination”). Rimini Street is a leading independent provider of third-party enterprise maintenance support. Rimini Street is a multinational company utilizing a subscription-based support model.

Consummation of the Proposed Business Combination is subject to a number of conditions (as further described below), including the approval by GPIAC shareholders of the Proposals at the Extraordinary General Meeting. If the Extension is not approved, the Merger Agreement will be terminated and the Proposed Business Combination will be abandoned.

If the Extension is approved, at consummation of the Proposed Business Combination, Merger Sub will merge with and into Rimini Street, with Rimini Street as the surviving entity, which would then merge with and into GPIAC, which will move its jurisdiction of incorporation from the Cayman Islands to the State of Delaware prior to consummation of the Proposed Business Combination.

After giving effect to the Proposed Business Combination and certain assumptions, current GPIAC shareholders are expected to own approximately 25% of the combined company on a fully-diluted basis, and current Rimini Street stockholders will exchange their Rimini Street shares for approximately 75% pro forma ownership of the combined company. The Proposed Business Combination is subject to certain closing conditions, including the closing conditions described below.

Upon closing of the Proposed Business Combination, Seth A. Ravin, founder, CEO and chairman of the board of directors of Rimini Street, will be appointed CEO and chairman of the board of directors of the combined company. At closing of the Proposed Business Combination, the board of directors of the combined company is expected to consist of nine directors, of which seven (including Mr. Ravin) will be designated by Rimini Street and two will be designated by GPIAC.

Assuming receipt of required shareholder approvals, government approvals and satisfaction of all other closing conditions, the Proposed Business Combination is expected to close in the third quarter of 2017.

Merger Agreement and Other Related Documents

The Merger Agreement provides that, among other things and in accordance with the terms and subject to the conditions thereof, at the closing Merger Sub will merge with and into Rimini Street (the “First Merger”) with Rimini Street continuing as the surviving corporation and a wholly-owned subsidiary of GPIAC. The surviving corporation of the First Merger will then merge with and into GPIAC. Prior to the First Merger, GPIAC shall domesticate as a Delaware corporation. It is also anticipated that in connection with the Proposed Business Combination GPIAC will change its name to “Rimini Street, Inc.” and its NASDAQ listing symbol to RMNI.

Pursuant to the Merger Agreement, the aggregate purchase price is $775,000,000, as adjusted in accordance with the terms of the Merger Agreement (the “Merger Consideration”). At the closing GPIAC will pay the Merger Consideration in newly issued shares of GPIAC common stock based on a per share issue price of $10.00 per share.

The consummation of the Proposed Business Combination is subject to, among other things, a closing condition requiring a minimum of $50,000,000 of available cash, which is anticipated to be funded from cash available in the Trust Account (after satisfying any shareholder redemptions and excluding certain deferred underwriting commissions and other fees) and, as needed, backstop equity financing from GPIC, Ltd. (the “Sponsor”) of up to $35,000,000 as described below, and other potential third-party equity financing (collectively, “GPIAC Available Cash”). Assuming such closing condition is satisfied (and the satisfaction or waiver of the other closing conditions described below), GPIAC intends to use the GPIAC Available Cash to fund unpaid transaction expenses incurred in connection with the Proposed Business Combination and the other transactions contemplated by the Merger Agreement, to pay down certain of Rimini Street’s indebtedness and to deposit any remaining GPIAC Available Cash for the benefit of the combined company’s balance sheet.

At the First Effective Time (as defined in the Merger Agreement), each issued and outstanding share of Rimini Street’s (a) Class A Common Stock, (b) Class B Common Stock, (c) Series A Preferred Stock on an as-converted basis, (d) Series B Preferred Stock on an as-converted basis and (e) Series C Preferred Stock on an as converted basis (each as defined in the Merger Agreement) (other than, in each case, such shares, if any, (i) held in the treasury of Rimini Street, which treasury shares shall be canceled as part of the Proposed Business Combination and (ii) shares that are held by stockholders who have perfected and not withdrawn a demand for appraisal rights) will automatically be cancelled and converted into the right to receive the applicable portion of the Merger Consideration in accordance with the Merger Agreement. Each option to purchase a share of Rimini Street’s common stock granted under a Rimini Street incentive plan that is outstanding at the First Effective Time will be converted into an option relating to shares of the combined company upon the same terms and conditions as are in effect with respect to such option immediately prior to the First Effective Time. Rimini Street will take commercially reasonable actions so that any option held by a former employee or former service provider to Rimini Street is exercised or cancelled prior to the First Effective Time and, to the extent not exercised or cancelled, such option will be converted into the right to receive a cash payment equal to the product of (a) the excess of $10 over the per-share exercise and (b) the number of shares of the Rimini Street’s common stock subject to the vested portion of such option. Certain holders of warrants to purchase shares of Rimini Street’s capital stock have entered into a Warrant Consent and Conversion Agreement, pursuant to which each such warrant will be converted into a warrant relating to shares of the combined company. All other warrants to purchase shares of Rimini Street’s capital stock, with an exercise price less than the value of Merger Consideration per fully diluted share, will be converted into shares of the applicable class of Capital Stock immediately prior to the First Merger, all pursuant to a Conversion Agreement to be agreed with the holders of such warrants.

In connection with the Merger Agreement, GPIAC has entered into an equity commitment letter, dated May 16, 2017, with Sponsor, pursuant to which, among other things, Sponsor will (in certain circumstances) provide backstop equity financing by means of purchasing newly issued shares of GPIAC common stock based on a per share issue price of $10.00 per share in an aggregate amount of up to $35,000,000.

The Board of Directors of GPIAC has unanimously (i) approved and declared advisable the Merger Agreement and the Proposed Business Combination and (ii) resolved to recommend approval of this Agreement and other related matters by the shareholders of GPIAC. The Proposed Business Combination has been approved by the Board of Directors of Rimini Street.

Pursuant to its Amended and Restated Memorandum and Articles of Association and in accordance with the terms and subject to the conditions of the Merger Agreement, GPIAC will provide certain of its shareholders with the opportunity to redeem, contemporaneously with a vote on the Proposed Business Combination, their GPIAC common shares for cash equal to their pro rata share of the Trust Account.

The closing of the Proposed Business Combination is subject to certain closing conditions, including, among others, (1) approval of GPIAC’s shareholders at GPIAC’s Extraordinary General Meeting of shareholders scheduled for May 23, 2017, of the Proposals set forth in the Proxy Statement, (2) adoption by GPIAC’s shareholders of the Merger Agreement and approval of certain related matters, including the change in GPIAC’s jurisdiction of incorporation to Delaware and adoption of new governing documents and certain governance and other matters in connection therewith, issuance of shares of GPIAC common stock in connection with the Proposed Business Combination, and certain approvals required by the rules of the Nasdaq Capital Market (“NASDAQ”), (3) adoption by Rimini Street’s stockholders of the Merger Agreement and approval of the Proposed Business Combination, (4) effectiveness of a registration statement on Form S-4 registering the shares of GPIAC common stock to be issued to Rimini Street’s stockholders pursuant to the Proposed Business Combination, (5) approval for the listing of such shares on NASDAQ, (6) expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (“HSR”), (7) a minimum of $50,000,000 of GPIAC Available Cash, (8) following any redemptions of GPIAC common shares by its shareholders, the cash available in the Trust Account shall not be less than $5,000,001 (in each case, after giving effect to payments in respect of any redemptions) and (9) appointment of certain directors to GPIAC’s Board of Directors in accordance with the terms and subject to the conditions of the Merger Agreement and the Acquiror Governing Documents (as defined in the Merger Agreement).

GPIAC has made customary representations, warranties and covenants in the Merger Agreement, including, among others, covenants to (1) make required HSR filings and to use its reasonable best efforts to obtain expiration or termination of the waiting period under HSR, (2) prepare and submit a listing application to NASDAQ and take other related actions required to list the common shares of GPIAC to be issued in connection with the Proposed Business Combination, (3) subject to certain conditions, appoint certain directors to the GPIAC board of directors, with such appointment to take effect as of the First Effective Time.

Rimini Street has made customary representations, warranties and covenants in the Merger Agreement, including, among others, covenants to (1) conduct its business in the ordinary course during the period between the execution of the Merger Agreement and closing of the First Merger and (2) to use its reasonable best efforts to obtain expiration or termination of the waiting period under HSR.

The Merger Agreement contains customary non-solicitation restrictions prohibiting (1) Rimini Street and its subsidiaries from initiating, soliciting or otherwise encouraging an Acquisition Proposal (as defined in the Merger Agreement) or conducting discussions or negotiations or entering into a definitive agreement in connection therewith and (2) GPIAC from making any proposal or offer that constitutes a Business Combination Proposal (as defined in the Merger Agreement) or initiating discussions or negotiations or entering into a definitive agreement in connection therewith, provided, that subject to certain conditions, GPIAC may take certain actions related to an Acquiror Acquisition Proposal (as defined in the Merger Agreement).

The Merger Agreement may be terminated at any time prior to the consummation of the First Merger (whether before or after the required GPIAC stockholder votes have been obtained) by mutual written consent of GPIAC and Rimini Street, by either Rimini Street or GPIAC upon the failure to obtain the GPIAC Extension Approval (as defined in the Merger Agreement) and, in certain other limited circumstances, including if the First Merger has not been consummated by August 31, 2017, subject to extension until November 17, 2017 in certain circumstances.

On May 16, 2017, following execution and delivery of the Merger Agreement and in connection with the transactions contemplated by the Merger Agreement, certain of Rimini Street’s stockholders have entered into transaction support and voting agreements with GPIAC, pursuant to which, among other things, such stockholders have, among other things, agreed to vote their shares of Rimini Street Class A Common Stock, Rimini Street Class B Common Stock, Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, respectively, in favor of adoption of the Merger Agreement and the approval of the Proposed Business Combination at the meeting of the Rimini Street stockholders held for such purpose. Assuming the performance in accordance with the terms of such Transaction Support and Voting Agreements by each of the Rimini Street stockholders named therein, Rimini Street will obtain the relevant approvals of its stockholders in connection with the Proposed Business Combination and the other transactions contemplated by the Merger Agreement. Also on May 16, 2017, in connection with the transactions contemplated by the Merger Agreement, GPIAC, LLC has entered into a transaction support and voting agreement, pursuant to which, among other things, GPIAC, LLC has agreed to vote its shares of GPIAC common stock in favor of the transactions at the extraordinary general meeting of GPIAC’s shareholders to be held in connection with the transactions contemplated by the Merger Agreement.

In connection with the transactions contemplated by the Merger Agreement, certain of Rimini Street’s stockholders (the “Specified Stockholders”) have executed a letter agreement, dated as of May 16, 2017, pursuant to which, among other things, such Specified Stockholders have agreed to certain restrictions regarding the transfer of the shares of GPIAC common stock received by such Specified Stockholders in connection with the Proposed Business Combination.

The foregoing description of the Merger Agreement and the transactions contemplated thereby is not complete and is subject to and qualified in its entirety by reference to the Merger Agreement, a copy of which is filed with the SEC as Exhibit 2.1 to a Current Report on Form 8-K dated the date of this Supplemental Proxy Statement.

The disclosure in this section headed “Proposed Business Combination” has been included to provide investors with information regarding the terms of the Merger Agreement and is not intended to provide any other factual information about GPIAC. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement as of the specific dates therein, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the GPIAC’s public disclosures.

SUPPLEMENT TO UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS FOR SHAREHOLDERS EXERCISING REDEMPTION RIGHTS

The first sentence of the fourth paragraph under the heading “United States Federal Income Tax Considerations for Shareholders Exercising Redemption Rights—U.S. Federal Income Tax Considerations to Redeeming Non-U.S. Holders” is hereby replaced with the following sentence:

“With respect to any redemption treated as a distribution rather than a sale, the Company believes no withholding tax shall apply and does not intend to withhold tax on any such payment.”

RECOMMENDATION OF THE BOARD OF DIRECTORS OF GPIAC

The Company’s board of directors continues to recommend that you vote “FOR” the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal.

IMPORTANT INFORMATION

Please read this Supplemental Proxy Statement carefully and in its entirety together with the definitive Proxy Statement, which was previously mailed to you, before voting. To the extent that any information contained in the Supplemental Proxy Statement is inconsistent with the information contained in the Proxy Statement, the Supplemental Proxy Statement shall be deemed to have superseded the Proxy Statement.

If you have questions about the Proposals or if you need additional copies of this Supplemental Proxy Statement, the Proxy Statement or the proxy card, you should contact Morrow Sodali LLC, the Company’s proxy solicitor, at (800) 662-5200 (banks and brokers can call collect at (203) 658-9400) or at GPIA.info@morrowsodali.com.

Sincerely,
/s/ Fersen Lamas Lambranho	/s/ Antonio Bonchristiano
Fersen Lamas Lambranho Chairman of the Board	Antonio Bonchristiano Chief Executive Officer, Chef Financial Officer and Director

You are not being asked to vote on the Proposed Business Combination. If the Extension is implemented and you do not elect to redeem your public shares (as described in the Proxy Statement), you will retain the right to vote on the Proposed Business Combination when this is submitted to shareholders and the right to redeem your public shares into a pro rata portion of the Trust Account if the Proposed Business Combination is approved and completed or if the Company has not consummated a business combination by the Extended Date. Neither the SEC nor any state securities commission has determined if the Proxy Statement, as supplemented by this Supplemental Proxy Statement, is accurate or complete. Any representation to the contrary is a criminal offense.

Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Extraordinary General Meeting. If you have already returned your proxy card, that proxy card will remain valid unless you change or revoke your vote in accordance with the procedures described in the Proxy Statement. If you are a shareholder of record, you may also cast your vote in person at the Extraordinary General Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person at the Extraordinary General Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against each of the Proposals.

This Supplemental Proxy Statement is dated May 17, 2017 and is first being mailed to shareholders of the Company on or about May 18, 2017.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 23, 2017

The notice of Extraordinary General Meeting, the Proxy Statement, and the Supplemental Proxy Statement are available at

http://www.cstproxy.com/gpinvestmentsacquisitioncorp/2017.

FORWARD-LOOKING STATEMENTS

Certain statements included in this Supplemental Proxy Statement are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “may”, “should”, “would”, “plan”, “intend”, “anticipate”, “believe”, “estimate”, “predict”, “potential”, “seem”, “seek”, “continue”, “future”, “will”, “expect”, “outlook” or other similar words, phrases or expressions. These forward-looking statements include, but are not limited to, statements regarding the proposed transaction between GPIAC and Rimini Street, including the expected transaction structure and post-closing management, the expected post-transaction ownership and cash and debt balances and the expected timing of the closing of the transaction. These statements are based on the current expectations of GPIAC and Rimini Street management and are not predictions of actual performance. These statements are subject to a number of risks and uncertainties regarding GPIAC’s and Rimini Street’s respective businesses and the transaction, and actual results may differ materially. These risks and uncertainties include, but are not limited to, failure to achieve the necessary shareholder approval for the proposed extension of the date by which GPIAC must consummate an initial business combination; changes in the business environment in which GPIAC and Rimini Street operate, including inflation and interest rates, and general financial, economic, regulatory and political conditions affecting the industry in which Rimini Street operates; adverse litigation developments; inability to refinance existing debt on favorable terms; changes in taxes, governmental laws, and regulations; competitive product and pricing activity; difficulties of managing growth profitably; the loss of one or more members of GPIAC’s or Rimini Street’s management team; the inability of the parties to successfully or timely consummate the proposed transaction, including the risk that the required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the transaction or that the approval of the stockholders of GPIAC and/or the stockholders of Rimini Street for the transaction is not obtained; failure to realize the anticipated benefits of the transaction, including as a result of a delay in consummating the transaction or a delay or difficulty in integrating the businesses of GPIAC and Rimini Street; uncertainty as to the long-term value of GPIAC common stock; the inability to realize the expected amount and timing of cost savings and operating synergies; those discussed in GPIAC’s Annual Report on Form 10-K for the year ended December 31, 2016 under the heading “Risk Factors,” as updated from time to time by GPIAC’s Quarterly Reports on Form 10-Q and other documents of GPIAC on file with the SEC or in the joint proxy statement/prospectus that will be filed with the SEC by GPIAC (the “Joint Proxy Statement/Prospectus”). There may be additional risks that neither GPIAC nor Rimini Street presently know or that GPIAC and Rimini Street currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements provide GPIAC’s and Rimini Street’s expectations, plans or forecasts of future events and views as of the date of this Supplemental Proxy Statement. GPIAC and Rimini Street anticipate that subsequent events and developments will cause GPIAC’s and Rimini Street’s assessments to change. However, while GPIAC and Rimini Street may elect to update these forward-looking statements at some point in the future, GPIAC and Rimini Street specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing GPIAC’s and Rimini Street’s assessments as of any date subsequent to the date of this Supplemental Proxy Statement.

IMPORTANT INFORMATION FOR INVESTORS AND SHAREHOLDERS AND WHERE TO FIND IT

In connection with the Proposed Business Combination, GPIAC expects to file a registration statement on Form S-4 with the SEC containing a preliminary joint proxy statement of GPIAC and Rimini Street that also constitutes a preliminary prospectus of GPIAC. After the registration statement is declared effective GPIAC and Rimini Street will mail a definitive Joint Proxy Statement/Prospectus to shareholders of GPIAC and stockholders of Rimini Street.

This Supplemental Proxy Statement is not a substitute for the Extension Proxy Statement, the Joint Proxy Statement/Prospectus or registration statement or for any other document that GPIAC may file with the SEC and send to GPIAC’s shareholders and/or Rimini Street’s stockholders in connection with the Proposed Business Combination. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE EXTENSION PROXY STATEMENT, THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain free copies of the Extension Proxy Statement, the Joint Proxy Statement/Prospectus (when available) and other documents filed with the SEC by GPIAC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by GPIAC are available free of charge by contacting GPIAC at 150 E. 52nd Street, Suite 5003, New York, New York 10022, Attn: Investor Relations.

NO OFFER OR SOLICITATION

This Supplemental Proxy Statement is not intended to and does not constitute an offer to sell or the solicitation of an offer to buy or an invitation to purchase any securities or the solicitation of any vote or approval in any jurisdiction in connection with the proposed business combination between Rimini Street and GPIAC or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

PARTICIPANTS IN THE SOLICITATION

Under the rules of the SEC, GPIAC and its directors and executive officers and other persons may be may be considered participants in the solicitation of proxies with respect to the Proposals. Under the rules of the SEC, GPIAC and Rimini Street and their respective directors and certain of their respective executive officers may be considered participants in the solicitation of proxies with respect to the Proposed Business Combination under the rules of the SEC. Information about the directors and executive officers of GPIAC is set forth in its Annual Report on Form 10-K for the year ended December 31, 2016, which was filed with the SEC on March 16, 2017. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, are included in the Proxy Statement and also will be included in the Joint Proxy Statement/Prospectus and other relevant materials to be filed with the SEC when they become available. These documents can be obtained free of charge from the sources indicated above.